Exhibit (g)(3)

APPENDIX A

To SSB Master Custodian Agreement dated November 17, 2008

(Effective as of July 2, 2018)

Cash Account Trust

DWS Government & Agency Securities Portfolio

DWS Tax-Exempt Portfolio

Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Conservative Allocation Fund

DWS Multi-Asset Global Allocation Fund

DWS Multi-Asset Moderate Allocation Fund

Deutsche DWS Equity 500 Index Portfolio

Deutsche Funds Trust

Deutsche DWS Income Trust

DWS Fixed Income Opportunities Fund

DWS Global High Income Fund

DWS GNMA Fund

DWS High Income Fund

DWS Multisector Income Fund

DWS Short Duration Fund

DWS Short Duration High Income Fund

Deutsche DWS Institutional Funds

DWS EAFE® Equity Index Fund

DWS Equity 500 Index Fund

DWS S&P 500 Index Fund

DWS U.S. Bond Index Fund

DWS U.S. Multi-Factor Fund

Deutsche DWS Investment Trust

DWS Capital Growth Fund

DWS Core Equity Fund

DWS CROCI® U.S. Fund

DWS Large Cap Focus Growth Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

Deutsche DWS Investments VIT Funds

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

Deutsche DWS Market Trust

DWS Global Income Builder Fund

DWS RREEF Real Assets Fund

Deutsche DWS Money Funds

DWS Money Market Prime Series

Deutsche DWS Money Market Trust

DWS Government Cash Management Fund

DWS Government Cash Reserves Fund Institutional

DWS Government Money Market Series

Deutsche Multi-Market Income Trust

DWS Municipal Income Trust

Deutsche DWS Municipal Trust

DWS Managed Municipal Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Strategic High Yield Tax-Free Fund

Deutsche DWS Portfolio Trust

DWS Floating Rate Fund

DWS Total Return Bond Fund

Deutsche DWS Securities Trust

DWS Communications Fund

DWS Health and Wellness Fund

DWS RREEF MLP & Energy Infrastructure Fund

DWS RREEF Real Estate Securities Fund

DWS Science and Technology Fund

Deutsche DWS State Tax-Free Income Series

DWS California Tax-Free Income Fund

DWS Massachusetts Tax-Free Fund

DWS New York Tax-Free Income Fund

Deutsche Strategic Income Trust

DWS Strategic Municipal Income Trust

Deutsche DWS Tax Free Trust

DWS Intermediate Tax/AMT Free Fund

Deutsche DWS Value Series, Inc.

DWS CROCI® Equity Dividend Fund

DWS Mid Cap Value Fund

Deutsche DWS Variable Series I

DWS Bond VIP

DWS Capital Growth VIP

DWS Core Equity VIP

Deutsche DWS Variable Series II

DWS Alternative Asset Allocation VIP

DWS CROCI® U.S. VIP

DWS Global Income Builder VIP

DWS Government & Agency Securities VIP

DWS Government Money Market VIP

DWS High Income VIP

DWS Multisector Income VIP

DWS Small Mid Cap Growth VIP

DWS Small Mid Cap Value VIP

Government Cash Management Portfolio

Investors Cash Trust

DWS Central Cash Management Government Fund

DWS Treasury Portfolio

DWS Variable NAV Money Fund

3